1 GREEN BRICK PARTNERS Q3 2017 INVESTOR CALL PRESENTATION NOVEMBER 6, 2017 Exhibit 99.2

2 FORWARD LOOKING STATEMENTS This presentation and the oral statements made by representatives of the Company during the course of this presentation that are not historical facts are forward‐ looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “outlook,” “strategy,” “positioned,” “intends,” “plans,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. Although the Company believes that the assumptions underlying these statements are reasonable, individuals considering such statements for any purpose are cautioned that such forward‐looking statements are inherently uncertain and necessarily involve risks that may affect the Company’s business prospects and performance, causing actual results to differ from those discussed during the presentation, and any such difference may be material. Factors that could cause actual results to differ from those anticipated are discussed in the Company’s annual and quarterly reports filed with the SEC. Any forward‐looking statements made are subject to risks and uncertainties, many of which are beyond management’s control. These risks include the risks described in the Company’s filings with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward‐looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward‐looking statements. These forward‐looking statements are made only as of the date hereof. The Company undertakes no obligation to publicly update any forward‐looking statements, whether as a result of new information or future events. The Company presents Basic Adjusted EPS and Diluted Adjusted EPS and Basic and Diluted Adjusted weighted‐average number of shares outstanding, Income before taxes attributable to GRBK, Adjusted Homebuilding Gross Margin and EBIT. The Company believes these and similar measures are useful to management and investors in evaluating its operating performance and financing structure. The Company also believes these measures facilitate the comparison of their operating performance and financing structure with other companies in the industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

3 MANAGEMENT PRESENTERS Jim Brickman Chief Executive Officer • Over 39 years in real estate development and homebuilding. • Co-founded JBGL with Greenlight Capital in 2008. JBGL was merged into Green Brick in 2014. • Previously served as Chairman and CEO of Princeton Homes and Princeton Realty Corp. Rick Costello Chief Financial Officer • Over 25 years of financial and operating experience in all aspects of real estate management. • Previously served as CFO and COO of GL Homes, as AVP of finance of Paragon Group and as an auditor for KPMG. Jed Dolson President of Texas Region • Over 14 years of land development and property acquisition. • Head of GRBK land acquisitions since 2010. • Masters Degree in Engineering, Stanford University, and Registered Engineer, State of Texas.

4 MARKET UPDATE The housing market is being under supplied • Demand is there; the new challenge is building new homes that buyers want in locations they can afford.

5 MARKET UPDATE National Economic Overview Top Job Growth Markets Ranked by Change in Employment – August 2017 Housing starts are highly correlated to jobs and we build in two of the highest job growth markets Source: Metrostudy - MetroUSA

6 MARKET UPDATE National Economic Overview Top Metrostudy CBSAs – Ranked by Annual Starts We are less than 2.0% of the starts in two of the largest housing markets, giving us significant opportunity for growth Source: Metrostudy - MetroUSA GRBK has also entered the Colorado Springs market (see #6) through our investment in Challenger Homes

7 MARKET UPDATE Dallas/Fort Worth Market SFD-TH – Starts and closings Dallas market continues 6-year expansion but is still well below prior peak Source: Metrostudy - MetroUSA 31,911 30,496 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 3Q07 3Q08 3Q09 3Q10 3Q11 3Q12 3Q13 3Q14 3Q15 3Q16 3Q17 A n n u a l S t a r t s & C l o s i n g s Annual Starts Annual Closings

8 MARKET UPDATE Dallas/Fort Worth Market Lot Inventory GRBK has almost 4,100 lots in Dallas where the market continues its 7-year trend of constrained supply Source: Metrostudy - MetroUSA 49,677 18.7 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 3Q07 3Q08 3Q09 3Q10 3Q11 3Q12 3Q13 3Q14 3Q15 3Q16 3Q17 M onths of Supply L o t s / S t a r t s Vacant Developed Lots Annual Starts VDL Months of Supply

9 MARKET UPDATE The Atlanta market also continues to expand but is still well below prior peak Source: Metrostudy - MetroUSA 23,484 +10% 21,745 +10% 72% of activity is in North Atlanta where GRBK builds. Atlanta Region 16-Year Historic Annual Construction Starts and Closings 2Q06 Peaked

10 GREEN BRICK AT A GLANCE • Uniquely structured residential land development and homebuilding company • We build and deliver homes through our controlled builders in which we own a 50% controlling interest as well as our investment in unconsolidated builder partners • We sell lots and provide lot acquisition and vertical construction financing to our controlled builders • Currently focused on the high growth metropolitan areas of Dallas, Atlanta and Colorado Springs • Attractive land position of approximately 5,700 well-located residential lots as of September 30, 2017 • Over 81% of our residential lots are owned • Virtually all of our owned lots are owned at corporate level vs. at the controlled builder level Products offered Townhomes, single family Single family Luxury homes Townhomes, contractor on luxury homes Townhomes, single family, luxury homes Dallas CB JENI Normandy Homes Southgate Homes Centre Living Homes Atlanta The Providence Group Controlled Builders Products offered Townhomes, single family Colorado Challenger Homes Unconsolidated Builder Partners

11 INTRODUCTION TO CHALLENGER HOMES • On August 15, 2017, GRBK acquired a 49.9% ownership of Challenger Homes, effective August 1, 2017 • With this investment in an unconsolidated subsidiary, Green Brick has expanded into Colorado Springs and the Pikes Peak Region: • In January 2017, Forbes declared the region one of the “10 Hottest Real Estate Markets to Watch” • In February 2017, Colorado Springs nabbed the No. 2 spot in U.S. News and World Report’s ranking of the “Most Desirable Places to Live” in 2017 • In the 2 months ending Sep 30, 2017, Challenger generated $22.0 million in revenues and $1.9 income before taxes; GRBK’s share of pre-tax income is 49.9% • Challenger Homes owns more than 1,800 home sites and controls more than 4,000 lots

12 CORPORATE STRUCTURE • We are a uniquely structured company that combines residential land development and homebuilding with strong sponsor ownership and controlling interests in our aligned homebuilders. 50%50%50%50% 100% 49.99%

13 QUARTERLY SPOTLIGHT East of Main in Alpharetta, GA – Blending Historic Preservation with the Needs of Modern Buyers • East of Main in Alpharetta, GA showcases why The Providence Group is the premier Atlanta builder developing high barrier-to-entry in-fill complex neighborhoods with a mix of townhomes and single-family homes. • In addition to constructing unique and great looking homes, the Providence Group worked to painstakingly restore the historic Ben Manning House, a nearly century old farm house that currently serves as the marketing center.

14 GRBK: A TRUE GROWTH STORY We have the strong balance sheet and operational excellence for continued growth Company records; 2017 is Last Twelve Months as of 9.30.17

15 BALANCE SHEET STRENGTH GRBK has one of the lowest debt-to-capital ratios amongst public builders Citi Research data for comparative companies is reported as of November 3, 2017; “Net Debt” equals Total Debt minus Cash Net Debt to Total Capital Q3 2017 • GRBK net debt to capital is about 17% versus an average 40% for covered public builders • GRBK’s eventual target is approximately 35%

16 FINANCIAL HIGHLIGHTS Quarter over Quarter Year over Year Last 12 Months Q3 2016 Q3 2017 Increase YTD 2016 YTD 2017 Increase 9/30/16 9/30/17 Increase Net New Home Orders 204 241 18% 683 798 17% 835 995 19% Home Closings - Units 196 235 20% 569 698 23% 763 973 28% Home Closing Revenues $87.8 $108.4 23% $248.2 $302.2 22% $323.3 $419.2 30% Ending Active Selling Communities 49 56 14% Homes Under Construction 665 715 8% Homes Started 886 1023 15% Adjusted Homebuilding Gross Margin 22.7% 22.4% 22.3% 22.2% 22.0% 23.0% Dollar Value of Backlog $138.7 $164.6 19% Pre-Tax Income - GRBK $9.9 $14.6 48% $25.3 $36.7 45% EBIT - GRBK $10.4 $15.3 47% $27.6 $39.2 42% EBIT - GRBK as % of Home Revenues 11.9% 14.1% 11.1% 13.0% Total Lots Owned & Controlled 5,069 5,697 12%

17 OPERATIONAL HIGHLIGHTS LTM Adjusted Gross Margins LTM Home Building Revenues (in millions)

18 KEY TAKEAWAYS • Significant growth opportunities exist in Dallas, Atlanta and Colorado Springs ̶ three of the most attractive homebuilder markets in the U .S. • We have the four pillars to support significant growth: lot position, balance sheet, management team, and builders. • Proven success in executing our growth strategy with our controlled and aligned builders. • Our operating model and low leverage results in superior risk adjusted returns.

19 NON-GAAP RECONCILIATION Adjusted EPS Reconciliation (Unaudited, in thousands, except per share amounts) Three Months Ended Sept 30, 2017 Nine Months Ended Sept 30, 2017 Basic adjusted EPS Net income attributable to Green Brick – basic $9,280 $23,165 Income tax provision attributable to Green Brick $5,336 $13,540 Pre-tax income $14,616 $36,705 Adjusted weighted-average number of shares outstanding – basic 49,808 49,274 Basic adjusted EPS $0.29 $0.74 Diluted adjusted EPS Net income attributable to Green Brick – diluted $9,280 $23,165 Income tax provision attributable to Green Brick $5,336 $13,540 Pre-tax income $14,616 $36,705 Adjusted weighted-average number of shares outstanding – diluted 49,883 49,344 Diluted adjusted EPS $0.29 $0.74

20 NON-GAAP RECONCILIATION Adjusted Homebuilding Gross Margin Reconciliation (Unaudited, in thousands) 12 Months Ended Sep 30, 2016 12 Months Ended Dec 31, 2016 12 Months Ended Mar 31, 2017 12 Months Ended June 30, 2017 12 Months Ended Sept 30, 2017 Sale of Residential Units $323,259 $365,164 $391,933 $398,546 $419,156 Homebuilding gross margin $67,684 $81,710 $87,922 $89,429 $93,637 Add back: Capitalized Interest charged to cost of sales $3,483 $2,814 $2,441 $2,492 $2,639 Adjusted homebuilding gross margin $71,167 $84,524 $90,363 $91,921 $96,276 Adjusted gross margin percentage 22.0% 23.1% 23.1% 23.1% 23.0% (Unaudited, in thousands) 3 Months Ended Sep 30, 2016 9 Months Ended Sep 30, 2016 3 Months Ended Sep 30, 2017 9 Months Ended Sep 30, 2017 Sale of Residential Units $87,827 $248,187 $108,437 $302,179 Homebuilding gross margin $19,477 $53,186 $23,685 $65,113 Add back: Capitalized Interest charged to cost of sales $426 $2,051 $573 $1,876 Adjusted homebuilding gross margin $19,903 $55,237 $24,258 $66,989 Adjusted gross margin percentage 22.7% 22.3% 22.4% 22.2%

21 NON-GAAP RECONCILIATION EBIT Reconciliation (Unaudited, in thousands) 3 Months Ended Sep 30, 2016 9 Months Ended Sep 30, 2016 3 Months Ended Sep 30, 2017 9 Months Ended Sep 30, 2017 Sale of Residential Units $87,827 $248,187 $108,437 $302,179 Net income attributable to Green Brick – basic $6,243 $16,080 $9,280 $23,165 Add back: Income tax provision attributable to Green Brick $3,624 $9,260 $5,336 $13,540 Add back: Capitalized Interest charged to cost of sales $546 $2,247 $716 $2,486 EBIT – GRBK $10,413 $27,587 $15,332 $39,191 EBIT – GRBK as a percentage of Home Sale Revenues 11.9% 11.1% 14.1% 13.0%

22 2805 North Dallas Parkway, Suite 400 Plano, TX 75093 www.greenbrickpartners.com